UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On May 8, 2018, Mallinckrodt plc issued a press release announcing financial results for the quarter ended March 30, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Items 2.02 and 9.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On May 3, 2018, Mallinckrodt plc appointed Dr. Frank Scholz, age 49, to the position of Executive Vice President and Chief Operations and Digital Innovation Officer, effective immediately. In this role, in addition to his current responsibilities, including global branded manufacturing operations, quality and supply chain functions, BD&L integration management, BioVectra, a contract manufacturing business in Canada, and enterprise-wide alliance management, Dr. Scholz will assume responsibility for enterprise analytics, procurement, strategic program management, and IT and digital innovation. Matthew Harbaugh, Executive Vice President and Chief Financial Officer, will assume direct day-to-day executive management responsibility for Mallinckrodt’s discontinued operations, including that portion of the business referred to as the Specialty Generics Disposal Group.
Dr. Scholz joined Mallinckrodt in March 2014 as Senior Vice President of Global Operations and assumed the position of Executive Vice President of Global Operations and President, Specialty Generics in September 2016. Prior to joining Mallinckrodt, Dr. Scholz was a partner with McKinsey & Co, a global management consulting firm first in its Hamburg, Germany office and then in its Chicago, Illinois office. Dr. Scholz was a leader in McKinsey’s global pharmaceutical and operations practices. He joined McKinsey in 1997.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	First Quarter Earnings Press Release dated May 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	May 8, 2018	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Chief Financial Officer